                                                                   EXHIBIT 10.15


                  AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT


         This Amendment No. 1 to Revolving Credit Agreement ("Amendment") dated as of March 27, 2000 by and among the lenders signatories hereto ("Banks"), Comerica Bank as agent for the Banks (in such capacity, "Agent"), and Meadowbrook Insurance Group, Inc., a Michigan corporation ("Company").

                                    RECITALS

         A. Company and Banks entered into that certain Revolving Credit Agreement dated as of August 3, 1999 ("Agreement").

         B. The parties desire to amend the Agreement.

         NOW, THEREFORE, the parties agree that the Agreement is amended as follows:

         1. The definition of "Adjusted EBITDA" set forth in Section 1 of the Agreement is amended to read in its entirety as follows:

                  "'Adjusted EBITDA' shall mean as of any date of determination, without duplication, the sum of (a) net income of Company, Meadowbrook, Inc., ASI, Inc., any Subsidiary which is not an Insurance Subsidiary or a Subsidiary regulated by any regulatory agency that regulates insurance companies and Crest Financial Corporation (excluding in the calculation thereof the net income of Williamsburg National Insurance Company) for the four preceding fiscal quarters ending on such date of determination, plus, to the extent deducted in determining net income, depreciation and amortization for such period, taxes on income for such period, Interest Expense for such period and, with respect to any determination of Adjusted EBITDA for any date of determination ending on or after December 31, 1999 and on or before December 31, 2000, any effect of any forgiveness of debt by Florida Preferred Administrators, Inc. to Southeastern Holdings Corporation, plus (b) an amount equal to fifty percent (50%) of the sum of net income of American Indemnity Insurance Company Ltd. for the four preceding fiscal quarters ending on such date of determination, plus, to the extent deducted in determining such net income, depreciation and amortization for such period, taxes on income for such period and Interest Expense for such period, plus,
         (c) one hundred percent (100%) of the amount available to be distributed by Star Insurance Company and any other Insurance Subsidiary not owned by Star Insurance Company to Company as of such date of determination, plus (e) dividends actually paid in cash by Star Insurance Company and any other Insurance Subsidiary not owned by Star Insurance Company to Company during such period."

         2. The definition of "Net Worth" set forth in Section 1 of the Agreement is amended to read in its entirety as follows:

                  "'Net Worth' shall mean, as of any applicable date of determination, the excess of (i) the book value of all assets of Company and its Consolidated Subsidiaries after all appropriate deductions in accordance with GAAP (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization), over (ii) all Debt of Company and its Consolidated Subsidiaries, provided, however, in determining the book value of the assets of Company and its Consolidated Subsidiaries, the amount of any unrealized capital gains included in determining the book value of such assets shall be subtracted and the amount of any unrealized capital losses deducted in determining the book value of such assets shall be added back."

         3. The definition of "Base Net Worth" set forth in Section 1 of the Agreement is amended to read in its entirety as follows:

                  "'Base Net Worth' shall mean (i) the amount determined from the following table, plus (ii) (on a cumulative basis) for each fiscal quarter ending after December 31, 2000, the sum of (A) seventy five percent (75%) of Net Income (if positive), earned in each fiscal quarter and (B) one hundred percent (100%) of the cash proceeds of the issuance of any Equity Interests of Company (net of reasonable and customary costs and expenses of issuance) during such fiscal quarter.


         Period                                                           Amount
         ------                                                           ------
         March 31, 2000 through June 29, 2000                          $102,000,000
         June 30, 2000 through September 29, 2000                      $103,000,000
         September 30, 2000 through December 30, 2000                  $104,000,000
         December 31, 2000 and thereafter                              $106,000,000"

         4. The following Section 2.10 is added to the Agreement:

                  "2.10 Reduction of Commitment. Upon receipt by Company of the net proceeds received in accordance with the provisions of Section 7.20, the Revolving Credit Aggregate Commitment shall automatically decrease by the amount of such net proceeds, provided, however, the aggregate reduction shall not exceed $20,000,000. On the date of any such reduction, Company shall make any payments required pursuant to the provisions of Section 2.7.

         5. Section 4.1(c) of the Agreement is amended to read in its entirety as follows and Schedule 1.1 to the Agreement is deleted and attached Schedule
1.1 is substituted in its place:

                  "(c) From the date hereof until the required date of delivery under Section 7.1(b) of the Company's financial statements for the fiscal quarter ending June 30, 2000, the margins and fee percentages shall be those set forth under the Level I column of the pricing matrix attached to this Agreement as Schedule 1.1."

         6. Section 7.9 of the Agreement is amended to read in its entirety as follows:

                  "7.9 Maintain Base Net Worth. Beginning March 31, 2000, maintain at all times a Net Worth of not less than the Base Net Worth."

         7. Section 7.10 is amended to read in its entirety as follows:

                  "7.10 Fixed Charge Coverage Ratio. Maintain as of the end of each fiscal quarter, a Fixed Charge Coverage Ratio of not less than the following amounts during the periods specified below:



         March 31, 2000 through June 29, 2000                          1.10 to 1.0
         June 30, 2000 through September 29, 2000                      1.00 to 1.0
         September 30, 2000 through December 30, 2000                  1.40 to 1.0
         December 31, 2000 through March 30, 2001                      1.65 to 1.0
         March 31, 2001 and thereafter                                 2.00 to 1.0"

         8. The following Section 7.20 is added to the Agreement:

                  "7.20 Additional Capital. On or before June 30, 2000 obtain through the issuance of Equity Interests or the incurrence of Subordinated Debt on terms reasonably acceptable to the Majority Banks net proceeds to Company of not less than $10,000,000 and on or before September 30, 2000 obtain through the issuance of Equity Interests or the incurrence of Subordinated Debt net proceeds to Company of not less than an additional $10,000,000 and in each case apply to net proceeds to prepayment of the Advances."

         9. The following Section 7.21 is hereby added to the Agreement:

                  "7.21 Consultant. On or before April 15, 2000, engage an independent actuarial consultant acceptable to Agent to prepare an actuarial study of Star Insurance Company's loss reserves and provide to the Banks the final study on or before May 31, 2000."

         10. Section 8.4 of the Agreement is amended to read in its entirety as follows:

                  "8.4 Acquisitions. Purchase or otherwise acquire or become obligated for the purchase of all or substantially all or any material portion of the assets or business interests of any Person, firm or corporation, or any shares of stock (or other ownership interests) of any corporation, trusteeship or association, or any business or going concern, or in any other manner effectuate or attempt to effectuate an expansion of present business by acquisition, except for Permitted Acquisitions, provided, however, no Permitted Acquisition may be consummated unless at the time of such acquisition and after giving effect thereto the Fixed Charge Coverage Ratio is greater than 2.0 to 1.0 and the ratio of Funded Debt to Total Capitalization has been less than .35 to 1.0 for the three consecutive fiscal quarters immediately preceding such acquisition."

         11. Section 8.6(b) is amended to add the following in the first line after the words "Event of Default":

                  "(including, without limitation, any Default or Event of Default with respect to the provisions of Section 7.10)"

         12. Company violated the provisions of Sections 7.9 and 7.10 for the period ended December 31, 1999. The Banks waive such violations of such covenants for the period ended December 31, 1999. This waiver shall not act as a consent or waiver of any other transaction, act or omission, whether related or unrelated thereto, including any noncompliance with such covenant for any period other than the period ending December 31, 1999. This waiver shall not extend to or affect any obligation, covenant, agreement or default not expressly waived hereby.

         13. Company hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's powers, have been duly authorized, are not in contravention of law or the terms of the Company's Articles of Incorporation or Bylaws and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the representations and warranties of Company set forth in Sections 6.1 through 6.19 of the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof; (c) the representations and warranties of Company set forth in Section 6.20 of the Agreement are true and correct in all material respects as of the date hereof with respect to the most recent financial statements furnished to the Bank by Company in accordance with
Section 7.1 of the Agreement; and (d) no Event of Default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Agreement, has occurred and is continuing as of the date hereof.

         14. This Amendment shall be effective upon (a) execution hereof by Company, Agent and the Majority Banks, (b) payment by Company to Bank of an amendment fee in the amount of $150,000, which fee shall be non-refundable and shall be deemed fully earned upon execution of this Agreement, and (c) execution by the Guarantors of the attached Acknowledgment.

         15. This Amendment may be signed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  WITNESS the due execution hereof as of the day and year first above written.


COMERICA BANK, as Agent                         MEADOWBROOK INSURANCE
                                                GROUP, INC.



By: /s/ Jon E. Sasinowski                       By: /s/ W.J. Lohmeyer
   --------------------------                      -----------------------------
   Jon E. Sasinowski                               W.J. Lohmeyer

Its: Vice President                             Its: Sr. Vice President & C.F.O.
                                                    ----------------------------


BANKS:                                          COMERICA BANK



                                                By: /s/ Jon E. Sasinowski
                                                   -----------------------------
                                                   Jon E. Sasinowski

                                                Its: Vice President


                                                BANK ONE



                                                By: /s/ Jacqueline P. Yardley
                                                   -----------------------------
                                                   Jacqueline P. Yardley

                                                Its: First Vice President
                                                    ----------------------------

                                 ACKNOWLEDGMENT



         The undersigned Guarantors acknowledge the foregoing Amendment No. 1 to Credit Agreement and further acknowledged that the Guaranty dated August 3, 1999 from the Guarantors in favor of the Agent and the Banks remains in full force and effect in accordance with its terms.

                                          MEADOWBROOK, INC., a Michigan
                                          corporation



                                          By: /s/ Robert S. Cubbin
                                             ------------------------------
                                             Robert S. Cubbin

                                          Its: President
                                              -----------------------------


                                          MEADOWBROOK OF FLORIDA, INC.,
                                          a Florida corporation



                                          By: /s/ Robert S. Cubbin
                                             ------------------------------
                                             Robert S. Cubbin

                                          Its: Executive Vice President
                                              -----------------------------


                                          ASSOCIATION SELF INSURANCE
                                          SERVICES, INC., an Alabama corporation



                                          By: /s/ Robert S. Cubbin
                                             -------------------------------
                                             Robert S. Cubbin

                                          Its: Director & Secretary
                                              ------------------------------

                                         CREST FINANCIAL CORPORATION, a
                                         Nevada corporation



                                         By: /s/ Robert S. Cubbin
                                            --------------------------------
                                            Robert S. Cubbin

                                         Its: Chairman of the Board
                                             -------------------------------

                                  SCHEDULE 1.1

                               APPLICABLE MARGINS



     BASIS FOR PRICING        LEVEL I          LEVEL II          LEVEL III         LEVEL IV          LEVEL V
---------------------------------------------------------------------------------------------------------------
Fixed Charge                 <1.10         >1.10 to 1.0      >1.50 to 1.0       >2.0 to 1.0        >2.5 to 1.0
Coverage Ratio                                  and               and               and                and
(and with respect to                       <1.50 to 1.0      <2.0 to 1.0        <2.5 to 1          Funded Debt
Levels IV and V,                                                                    and           to Total Cap
Funded Debt to                                                                  Funded Debt to      <.15 to 1
Total                                                                              Total
Capitalization)                                                                Capitalization
                                                                                <.35 to 1.0
---------------------------------------------------------------------------------------------------------------
Prime-based                     1%               .75%             .50%              .25%                0%
Margin
---------------------------------------------------------------------------------------------------------------
Eurocurrency                   2.50%             2.25%            2.00%             1.65%              1.25%
Margin
---------------------------------------------------------------------------------------------------------------
Letter of Credit Fee           2.50%             2.25%            2.00%             1.65%              1.25%
---------------------------------------------------------------------------------------------------------------





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